RiverFront Dynamic US Flex-Cap ETF	ALPS ETF TRUST
NYSE Arca Ticker: RFFC	Summary Prospectus June 7, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpsfunds.com/regulatory-reports/RFFC. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to riverfront@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 7, 2016, along with the Fund’s most recent annual report, when available, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.52%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.52%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

In selecting the Fund’s portfolio securities, RiverFront Investment Group, LLC, the Fund’s sub-adviser (“RiverFront” or the “Sub-Adviser”), assembles a portfolio of eligible securities based on several core attributes, including, but not limited to, value, quality and momentum. The Sub-Adviser will consider multiple proprietary factors within each core attribute, such as the price-to-book value of a security when determining value, a company’s cash as a percentage of the company’s market capitalization when determining quality and a security’s three month relative price change when determining momentum. The Sub-Adviser then assigns each qualifying security a score based on its core attributes and selects the individual securities with the highest scores for investment. In doing so, the Sub-Adviser utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio. The Sub-Adviser will also consider the market capitalization of the companies in which the Fund may invest, and the trading volume of a company’s shares in the secondary market.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund considers a “U.S. issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States. The Fund may invest substantially in companies in the financial services sector.

The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in equity securities.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions,

RiverFront Dynamic US Flex-Cap ETF

perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the Securities and Exchange Commission (the “SEC”), the Fund may acquire shares in other investment companies, including ETFs and business development companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. Smaller and mid-size companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Market Risk. Market conditions may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Liquidity Risk. The Fund may invest in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Momentum Investing Risk. The Fund may employ in part a “momentum” style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Fund may be subject to more risk because securities in which the Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Disciplined adherence to a value investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, growth style investments and/or flexible investment styles.

Fund Performance

As of the date of this Prospectus, the Fund has not commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.alpsfunds.com or by calling 866.759.5679.

RiverFront Dynamic US Flex-Cap ETF

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to
the Fund.

Portfolio Managers

Michael Jones, CFA, Chairman and Chief Investment Officer; Doug Sandler, CFA, Chief US Equity Officer; Adam Grossman, CFA, Chief Global Equity Officer; Kevin Nicholson, CFA, Chief Risk Officer; Chris Konstantinos, CFA, Director of International Portfolio Management; Sam Turner, CMT, Director of US Equity; and Scott Hays, Quantitative Portfolio Manager, of RiverFront, are the co-portfolio managers of the Fund. Each has served as a portfolio manager of the Fund since its inception in June 2016.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFFC, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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